Inventories	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
Inventories
12.
INVENTORIES

	December 31
	2024	2025
	NT$	NT$
	(In Millions)
Merchandise	$4,874	$4,025
Project in process	4,564	6,294
Work in process	269	252
Raw materials	222	279
	9,929	10,850
Land held under development	1,999	1,999
Construction in progress	159	330
	$12,087	$13,179

The operating costs related to inventories were $53,814 million, $52,856 million and $56,261 million for the years ended December 31, 2023, 2024 and 2025, respectively.

For the years ended December 31, 2023, 2024 and 2025, valuation loss on inventories recognized as operating costs included the amounts of $23 million, $60 million and $34 million, respectively.

As of December 31, 2024 and 2025, inventories of $2,158 million and $2,329 million, respectively, were expected to be realized from the sale after more than twelve months. The aforementioned amount of inventories is related to property development owned by LED.

Land held under development and construction in progress was mainly developed by LED for Qingshan Sec., Dayuan Dist., Taoyuan City project. The Board of Directors of LED resolved to sign a joint construction and separate sale contract with Farglory Land Development Co., Ltd. in June 2021. LED entrusts Land Bank of Taiwan to execute fund control and property right management for the land held under development.

Construction in progress also included the Datong S. Sec., Sanchong Dist., New Taipei City project. The Board of Directors of Chunghwa resolved to sign a joint construction with separate sale and partition contract with LED in August 2021. Chunghwa classified the land of the project as investment properties.

Regarding the aforementioned two projects, the Company has signed the house and land presale contracts with customers and has received payments in accordance with the contracts. Please refer to Notes 31 and 42 for details.